Edison International Reports Financial Results for the First Quarter of 2003 - Part II

                             EDISON INTERNATIONAL
                      SUMMARY OF CONSOLIDATED EARNINGS
                                  (UNAUDITED)

IN MILLIONS, EXCEPT PER-SHARE DATA                                                      QUARTER ENDED MARCH 31,
---------------------------------------------------------------------------------------------------------------
                                                                                       2003               2002
---------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                                                       $1,823           $1,906
NONUTILITY POWER GENERATION                                                               684              537
FINANCIAL SERVICES AND OTHER                                                               25               45
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TOTAL OPERATING REVENUE                                                                 2,532            2,488
===============================================================================================================
FUEL                                                                                      334              256
PURCHASED POWER                                                                           583              255
PROVISIONS FOR REGULATORY ADJUSTMENT CLAUSES - NET                                        174              671
OTHER OPERATION AND MAINTENANCE                                                           785              716
DEPRECIATION, DECOMMISSIONING AND AMORTIZATION                                            289              242
PROPERTY AND OTHER TAXES                                                                   51               39
---------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                                2,216            2,179
===============================================================================================================
OPERATING INCOME                                                                          316              309
INTEREST AND DIVIDEND INCOME                                                               46              116
OTHER NONOPERATING INCOME                                                                  34               17
EQUITY IN INCOME FROM PARTNERSHIPS AND UNCONSOLIDATED SUBS - NET                           60               51
INTEREST EXPENSE - NET OF AMOUNTS CAPITALIZED                                            (299)            (359)
OTHER NONOPERATING DEDUCTIONS                                                             (30)             (10)
DIVIDENDS ON PREFERRED SECURITIES                                                         (25)             (23)
DIVIDENDS ON UTILITY PREFERRED STOCK                                                       (4)              (6)
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INCOME FROM CONTINUING OPERATIONS BEFORE TAX                                               98               95
INCOME TAX                                                                                 32               16
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INCOME FROM CONTINUING OPERATIONS                                                          66               79
INCOME FROM DISCONTINUED OPERATIONS - NET OF TAX                                            -                5
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INCOME BEFORE ACCOUNTING CHANGE                                                            66               84
CUMULATIVE EFFECT OF ACCOUNTING CHANGE - NET OF TAX                                        (9)               -
---------------------------------------------------------------------------------------------------------------
NET INCOME                                                                                $57              $84
===============================================================================================================

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES                                                  326              326

BASIC EARNINGS (LOSS) PER SHARE:
CONTINUING OPERATIONS                                                                   $0.20            $0.24
DISCONTINUED OPERATIONS                                                                     -             0.02
CUMULATIVE EFFECT OF ACCOUNTING CHANGE                                                  (0.03)               -
                                                                              ----------------   --------------
TOTAL                                                                                   $0.17            $0.26
                                                                              ================   ==============

WEIGHTED-AVERAGE SHARES, INCLUDING EFFECT OF DILUTIVE SECURITIES                          328              329

DILUTED EARNINGS (LOSS) PER SHARE:
CONTINUING OPERATIONS                                                                   $0.20            $0.24
DISCONTINUED OPERATIONS                                                                     -             0.02
CUMULATIVE EFFECT OF ACCOUNTING CHANGE                                                  (0.03)               -
                                                                              ----------------   --------------
TOTAL                                                                                   $0.17            $0.26
                                                                              ================   ==============

DIVIDENDS DECLARED PER COMMON SHARE                                                      $  -             $  -
                                                                              ================   ==============

EDISON INTERNATIONAL
Financial Overview
March 31, 2003

UNAUDITED
---------
Dollars in Millions, Except Per-Share Amounts

EDISON INTERNATIONAL (Consolidated Totals)
------------------------------------------
                                                         First Quarter
                                                         -------------
                                                       2003          2002
                                                       ----          ----
Assets                                               $35,184       $33,717
Common Equity                                         $4,512        $3,418
Revenue*                                              $2,532        $2,488
Earnings**                                               $57           $84
Earnings Per Share**                                   $0.17         $0.26
Book Value Per Share                                  $13.85        $10.49
*excludes discontinued operations
**includes parent company and discontinued operations

SOUTHERN CALIFORNIA EDISON (Electric Utility)
---------------------------------------------
                                                         First Quarter
                                                         -------------
                                                       2003          2002
                                                       ----          ----
Assets                                               $20,037       $19,354
Common Equity                                         $4,487        $3,295
Revenue                                               $1,823        $1,907
Earnings                                                $102          $146
Earnings Per Share                                     $0.31         $0.45

EDISON MISSION ENERGY (Nonutility Power Generation)
---------------------------------------------------
                                                        First Quarter
                                                        -------------
                                                       2003          2002
                                                       ----          ----
Assets                                               $11,623       $10,612
Common Equity*                                        $1,693        $1,596
Revenue**                                               $683          $537
Earnings (Loss)                                         $(17)         $(36)
Earnings (Loss) Per Share                             $(0.05)       $(0.11)
*includes discontinued operations in 2002 only
**excludes discontinued operations

EDISON CAPITAL (Capital and Financial Services Provider)
--------------------------------------------------------
                                                        First Quarter
                                                        -------------
                                                       2003          2002
                                                       ----          ----
Assets                                                $3,509        $3,689
Common Equity                                           $796          $774
Revenue                                                  $22           $31
Earnings                                                 $15           $19
Earnings Per Share                                     $0.04         $0.06

SOUTHERN CALIFORNIA EDISON
kWh Sales (In thousands)
March 31, 2003

                                                            QUARTER ENDED MARCH 31, 2003
                                                            ----------------------------
                                                                 INCREASE/(DECREASE)
                                                                          FROM
                                                      KwH               LAST YEAR         %
                                                -----------------------------------------------

RESIDENTIAL                                           6,020,376            48,719         0.82
AGRICULTURAL                                            167,247           (19,444)      (10.42)
COMMERCIAL                                            8,355,037           197,447         2.42
INDUSTRIAL                                            2,644,231          (234,044)       (8.13)
PUBLIC AUTHORITIES                                    1,363,577           (42,230)       (3.00)
RAILROADS & RAILWAYS                                     15,373               660         4.49
INTERDEPARTMENTAL                                            77                 8        11.59
                                                ----------------------------------
  SALES TO ULTIMATE CONSUMERS                        18,565,918           (48,884)       (0.26)

RESALE SALES                                            621,032           620,876            *
                                                ----------------------------------
  TOTAL KWH SALES                                    19,186,950           571,992         3.07
                                                ==================================

      *over 200%